THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED, QUALIFIED, APPROVED OR DISAPPROVED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SUCH ACT OR LAWS AND NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY HAS PASSED ON OR ENDORSED THE MERITS OF THESE SECURITIES.

WARRANT NO. 4

WARRANT

TO PURCHASE SHARES OF COMMON STOCK

OF

ACCESS DEVICES, INC.

THIS IS TO CERTIFY THAT EPM HOLDING AG, or its registered assigns (the "Holder"), is the owner of the right to subscribe for and to purchase from ACCESS DEVICES, INC., a Nevada corporation (the "Company"), FIVE HUNDRED THOUSAND (500,000) (the "Number Issuable"), fully paid, duly authorized and non-assessable shares of Common Stock at a price per share of ONE DOLLAR ($1.00), (the "Exercise Price"), at any time, in whole or in part, on or after NOVEMBER 1, 2005 (the "Effective Date") through 5:00 PM New York City time, on OCTOBER 31, 2008 (the "Expiration Date") all on the terms and subject to the conditions hereinafter set forth (the "Warrants").

Capitalized terms used herein but not otherwise defined shall have the meanings given to them in Section 12 hereof.

Section 1. **Exercise of Warrants.**

(a) Subject to the last paragraph of this Section 1, the Warrants evidenced hereby may be exercised, in whole or in part, by the Holder hereof at any time or from time to time, on or after the Effective Date and on or prior to the Expiration Date upon delivery to the Company at the Principal Executive Offices of the Company, of (A) this Warrant Certificate, (B) a written notice stating that such Holder elects to exercise the Warrants evidenced hereby in accordance with the provisions of this Section 1 and specifying the number of Warrants being exercised and the name or names in which the Holder wishes the certificate or certificates for shares of Common Stock to be issued and (C) payment of the Exercise Price for such Warrants, which shall be payable by any one or any combination of the following: (i) cash; (ii) certified or official bank check payable to the order of the Company; (iii) by the surrender (which surrender shall be evidenced by cancellation of the number of Warrants represented by any Warrant Certificate presented in connection with a Cashless Exercise (as defined below)) of a Warrant or Warrants (represented by one or more relevant Warrant Certificates), and without the payment of the Exercise Price in cash, in return for the delivery to the surrendering Holder of such number of shares of Common Stock equal to the number of shares of the Common Stock for which such Warrant is exercisable as of the date of exercise (if the Exercise Price were being paid in cash or certified or official bank check) reduced by that number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate Exercise Price (assuming no Cashless Exercise) to be paid by (y) the Market Price of one Share of Common Stock on the Business Day which immediately precedes the day of exercise of the Warrant; or (iv) by the delivery of shares of the Common Stock having a value (as defined by the next sentence) equal to the aggregate Exercise Price to be paid, that are either held by the

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Holder or are acquired in connection with such exercise, and without payment of the Exercise Price in cash. Any share of Common Stock delivered as payment for the Exercise Price in connection with an In-Kind Exercise (as defined below) shall be deemed to have a value equal to the Market Price of one Share of Common Stock on the Business Day that immediately precedes the day of exercise of the Warrants. An exercise of a Warrant in accordance with clause (iii) is herein referred to as a "Cashless Exercise" and an exercise of a Warrant in accordance with clause (iv) is herein referred to as an "In-Kind Exercise." The documentation and consideration, if any, delivered in accordance with subsections (A), (B) and (C) are collectively referred to herein as the "Warrant Exercise Documentation."

(b) As promptly as practicable, and in any event within five (5) Business Days after receipt of the Warrant Exercise Documentation, the Company shall deliver or cause to be delivered (A) certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock specified in the Warrant Exercise Documentation, (B) if applicable, cash in lieu of any fraction of a share, as hereinafter provided, and (C) if less than the full number of Warrants evidenced hereby are being exercised or used in a Cashless Exercise, a new Warrant Certificate or Certificates, of like tenor, for the number of Warrants evidenced by this Warrant Certificate, less the number of Warrants then being exercised and/or used in a Cashless Exercise. Such exercise shall be deemed to have been made at the close of business on the date of delivery of the Warrant Exercise Documentation so that the Person entitled to receive shares of Common Stock upon such exercise shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

(c) The Company shall pay all expenses incurred by the Company in connection with any taxes and other governmental charges (other than income taxes of the Holder) that may be imposed in respect of, the issue or delivery of any shares of Common Stock issuable upon the exercise of the Warrants evidenced hereby. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Common Stock, as the case may be, in any name other than that of the registered holder of the Warrant evidenced hereby.

(d) In connection with the exercise of any Warrants evidenced hereby, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Market Price for one Share of Common Stock on the Business Day which immediately precedes the day of exercise. If more than one (1) such Warrant shall be exercised by the holder thereof at the same time, the number of full shares of Common Stock issuable on such exercise shall be computed on the basis of the total number of Warrants so exercised.

Section 2. **No Redemption.** The Company shall not have any right to redeem any of the Warrants evidenced hereby.

Section 3. **Notice of Certain Events.** In case at any time or from time to time (i) there shall be any capital reorganization or reclassification of Common Stock of the Company or consolidation or merger of the Company with or into another Person, or any sale or other disposition of all or substantially all the assets of the Company, or (ii) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases the Company shall mail to the Holder at such Holder's address as it appears on the transfer books of the Company, as promptly as practicable but in any event at least 10 days prior to the date on which such capital reorganizatoin, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that the holders of record of the Common Stock shall be entitled to exchange the Common Stock for shares of stock or other securities or property or cash deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

Section 4. **Certain Covenants.** The Company covenants and agrees that all shares of Capital Stock of the Company which may be issued upon the exercise of the Warrants evidenced hereby will be duly authorized, validly issued and fully paid and nonassessable. The Company shall at all times reserve and keep available for issuance upon the exercise of the Warrants, such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the exercise of all outstanding Warrants, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the exercise of all outstanding Warrants.

Section 5. **Registered Holder.** The persons in whose names this Warrant Certificate is registered shall be deemed the owner hereof and of the Warrants evidenced hereby for all purposes. The registered Holder of this Warrant Certificate, in their capacity as such, shall not be entitled to any rights whatsoever as a stockholder of the Company, except as herein provided.

Section 6. **Capital Adjustments.**

(a) If an adjustment to the Exercise Price is required pursuant to this Section 6, the number of shares of Common Stock which the Holder shall be entitled to purchase under the terms of this Warrant shall be adjusted so as to cause (i) the total number of shares of Common Stock Holder is entitled to purchase pursuant to this Warrant, multiplied by (ii) the adjusted purchase price per share, to equal (iii) the dollar amount of the total number of shares of Common Stock Holder is entitled to purchase before adjustment multiplied by the total purchase price before adjustment.

(b) In the case of any stock split or reverse stock split, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Company, the provisions of this Section 6 shall be applied as if such capital adjustment event had occurred immediately prior to the date of this Warrant and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

Section 7. **Transfer of Warrants.** This Warrant has not been registered under the Securities Act of 1933, as amended (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of the Warrant. This Warrant shall not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such Warrant or an opinion of counsel satisfactory to the Company that registration is not required under the Act.

Section 8. **Denominations.** The Company covenants that it will, at its expense, promptly upon surrender of this Warrant Certificate at the Principal Executive Offices of the Company, execute and deliver to the registered Holder hereof a new Warrant Certificate or Certificates in denominations specified by such Holder for an aggregate number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 9. **Replacement of Warrants.** Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate and, in the case of loss, theft or destruction, upon delivery of an indemnity reasonably satisfactory to the Company (in the case of an insurance company or other institutional investor, its own unsecured indemnity agreement shall be deemed to be reasonably satisfactory), or, in the case of mutilation, upon surrender and cancellation thereof, the Company will issue a new Warrant Certificate of like tenor for a number of Warrants equal to the number of Warrants evidenced by this Warrant Certificate.

Section 10. **Governing Law.** THIS WARRANT CERTIFICATE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEVADA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

Section 11. **Rights Inure to Registered Holder.** The Warrants evidenced by this Warrant Certificate will inure to the benefit of and be binding upon the registered Holder thereof and the Company and their respective successors and permitted assigns. Nothing in this Warrant Certificate shall be construed to give to any Person other than the Company and the registered Holder thereof any legal or equitable right, remedy or claim under this Warrant Certificate, and this Warrant Certificate shall be for the sole and exclusive benefit of the Company and such registered Holder. Nothing in this Warrant Certificate shall be construed to give the registered Holder hereof any rights as a Holder of shares of either Common Stock until such time, if any, as the Warrants evidenced by this Warrant Certificate are exercised in accordance with the provisions hereof.

Section 12. **Definitions.** For the purposes of this Warrant Certificate, the following terms shall have the meanings indicated below:

"Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the City of London, United Kingdom are authorized or required by law or executive order to close.

"Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock (or equivalent ownership interests in a Person not a corporation) whether now outstanding or hereafter issued, including, without limitation, any rights, warrants or options to purchase such Person's capital stock.

"Common Stock" shall mean the common stock of the Company.

"Market Price" shall mean, per share of Common Stock, on any date specified herein: (a) if the Common Stock is listed on a national securities exchange, the Closing Price per share of Common Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange, but is designated as a national market system security, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked price of the Common Stock, on such date as shown by NASDAQ and reported by any member firm of the NYSE selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined in good faith by the Board of Directors of the Company, which shall be deemed to be "Fair Market Value" unless holders of at least 15% of Common Stock issued or issuable upon exercise of the Warrants request that the Company obtain an opinion of a nationally recognized investment banking firm chosen by the Company (who shall bear the expense) and reasonably acceptable to such requesting holders of the Warrants, in which event the Fair Market Value shall be as determined by such investment banking firm.

"NASDAQ" means the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System.

"NYSE" shall mean the New York Stock Exchange, Inc.

"Person" shall mean any individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company,

government (or an agency or political subdivision thereof) or other entity of any kind.

"Principal Executive Offices" shall mean at the offices of the company's subsidiary, Access Devices Digital Ltd., 58 Uxbridge Road, London, W5 2ST, United Kingdom, marked for the attention of the Chief Financial Officer, or such other address as the Company may from time to time inform the Holder in writing.

Section 13. **Notices.** All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, courier services or personal delivery, (a) if to the Holder of a Warrant, at such Holder's last known address appearing on the books of the Company; and (b) if to the Company, at its Principal Executive Offices, or such other address as shall have been furnished to the party given or making such notice, demand or other communication. All such notices and communications shall be deemed to have been duly given: (i) when delivered by hand, if personally delivered; (ii) when delivered to a courier if delivered by commercial overnight courier service; and (iii) five (5) Business Days after being deposited in the mail, postage prepaid, if mailed.

IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of this 1st day of NOVEMBER, 2005.

ACCESS DEVICES, INC.

By: ____________________

Name: Stephen J. Grist
Title: Chief Financial Officer